SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

FOX CHASE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	1-32971	33-1145559
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040

(Address of principal executive offices) (Zip Code)

(215) 682-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On May 22, 2007, Thomas M. Petro, President and Chief Executive Officer of Fox Chase Bancorp, Inc., made a presentation at its annual meeting of shareholders. Pursuant to Regulation FD, the script of the presentation and the accompanying slides are furnished with this Report as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1	Script for Annual Meeting

99.2	Annual Meeting Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2007	By:	/s/ Jerry D. Holbrook
Jerry D. Holbrook
Executive Vice President and Chief Financial Officer